UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 18, 2016 (May 17, 2016)

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MINERCO, INC.
(Exact name of registrant as specified in its charter)

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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bering Drive
Suite 201
Houston, TX 77057
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 17, 2016, Minerco, Inc. amended its Line of Credit with Post Oak LLC originally dated May 1, 2014. The principal balance is due April 30, 2018.
The summary of the Amendment to the Line of Credit is as follows (the entire Line of Credit is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

1. Advances.  Subject to the provisions of Section 2 below, the Company shall have the right, at any time or from time to time prior to the Maturity Date to request loans and advances from the Lender (individually an “Advance” and collectively, the “Advances”).  Each such Advance shall be considered a separate legal promissory note, shall be in the amount of $250,000 or as otherwise agreed between the parties, and shall be reflected on Schedule A to this Line of Credit and initialed as received by an officer or director of the Company.  The Lender shall not be under any obligation to make advances under this Line of Credit.

2. Use of Proceeds.  All proceeds received by the Company from each Advance made by the Lender under this Line of Credit shall be used by the Company for expenses incurred by the Company in connection with working capital and any other operating expenses determined to be necessary by the Company.

3. No Guarantees of Payment.  Nothing contained in this Line of Credit or any other agreement or instrument shall be deemed or construed to constitute a guaranty or undertaking by any shareholder, officer or director of the Company or any third person of any of the obligations of the Company under this Line of Credit.

4. Payment on Maturity Date: Prepayments.  The entire balance of unpaid Advances under this Line of Credit shall be due and payable in full on the Maturity Date.  At any time, and from time to time before the Maturity Date, Company shall have the right to prepay all or any part of the Advances, in whole or in part, without premium or penalty.  On the Maturity Date, if this Line of Credit has not been paid in full, it shall bear interest from inception at the rate of fifteen percent (15.00%) per annum until paid in full.

5. Interest Payments, Balloon Payment. (a)  Company shall pay interest at the rate of ten percent (10.00%) per annum, calculated on a per day basis for each Advance made by Lender.(b) All interest under this Line of Credit that is accrued and unpaid as of April 30, 2016 shall be satisfied through the Company’s issuance to the Lender of a Promissory Note of the Company in the principal amount of 50% of the amount of said interest. Said Promissory Note shall be in the form of Exhibit “B” hereto. The remaining 50% of the amount of said interest not represented by said Promissory Note shall be deemed forgiven.

(c) All interest under this Line of Credit that accrues after April 30, 2016 shall be payable monthly within ten (10) days of the end of the month in which the interest accrues. The first interest payment will be due June 30, 2016. In the event that interest is not paid when due, it shall constitute an Event of Default and, at the option of Lender, all Advances shall be immediately due and payable.

6. Security.  As security for the Line of Credit, the Company grants a security interest in all of the Company’s assets, including but not limited to the Company’s intellectual property, shares or equity interests in the Company’s subsidiaries and joint ventures, as well as the Company’s inventory and accounts receivable (the “Collateral”). Lender is authorized to file one or more UCC-1 financing Statements with respect to the Collateral.

7. Authorized and Unissued Shares. No later than December 1, 2016, the Company will implement sufficient authorized but unissued shares of common stock (the “Available Shares”) such that at all times thereafter during which any Advance under this Line of Credit is outstanding, there shall be Available Shares equal to 125% of the outstanding Advances at the then prevailing market price of the Company’s Common Stock. .

8. Choice of Law: Venue and Jurisdiction.  This Line of Credit shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects, including, but not limited to, the legality of the interest charged hereunder, by the statues, laws and decisions of the State of New York.  The exclusive venue and/or jurisdiction for any proceeding that may be brought in connection with this Line of Credit shall be any federal and state court located in New York, New York and each of the parties hereto irrevocably consents to such venue and/or jurisdiction. THE

PARTIES HEREBY WAIVEANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING UNDER OR PERTAINING TO THIS LINE OF CREDIT.

9. Miscellaneous Provisions.

(a) This Line of Credit may not be amended or modified, and revision hereto shall not be effective, except by an instrument in writing executed by Company and Lender.

(b) Any and all notices, demands or requests required or permitted to be given under this Line of Credit shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section.  A party may change its address for notification purposes by giving the other parties notice in accordance with the terms of this Section 10(b) of the new address and the date upon which it shall become effective.

(c) Company hereby waive presentment, protest and demand, notice of protest, dishonor and nonpayment of this Line of Credit, and expressly agrees that, without in any way affecting the liability of Company hereunder, Lender may extend the time for payment of any amount due hereunder and release any party liable hereunder without in any other way affecting the liability and obligation of Company.  Company shall pay all attorneys’ fees and other costs of collection actually incurred by Lender in connection with Lender enforcing its rights under this Line of Credit to receive payment or otherwise.

(d) Headings at the beginning of each numbered Section of this Line of Credit are intended solely for convenience of reference and are not to be deemed or construed to be a part of this Line of Credit.

(e) Any Advance under this Line of Credit may be assigned by Lender. The Company may not assign any of its rights or obligations under this Line of Credit without the consent of Lender, which may be withheld by Lender in its sole discretion.

The summary of the Agreement is as follows (the entire Amended and Restated Line of Credit is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

The information in this Item 10.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report, and its Exhibit(s), shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Amended and Restated Line of Credit				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO, INC.

Date: 5/18/2016	By:	/s/ V. Scott Vanis